UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2026

WILLOW LANE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42400	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West 57th Street, Suite 415 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	WLACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	WLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on September 15, 2025, Willow Lane Acquisition Corp., a Cayman Islands exempted company (“Willow Lane”), entered into a Business Combination Agreement (as may be amended or restated from time to time, the “Business Combination Agreement”) with Boost Run Inc., a Delaware corporation (“Pubco”), Boost Run Holdings, LLC, a Delaware limited liability company (“Boost Run”), and other parties named therein for a proposed business combination (the “Business Combination”).

As previously disclosed, an extraordinary general meeting of the shareholders of Willow Lane will be held on April 30, 2026 to approve the Business Combination, which includes voting on the proposals described in the definitive proxy statement/prospectus, filed by Willow Lane on April 9, 2026 (the “Proxy Statement”) in order to consummate the Business Combination.

Transfer Agreement

As previously disclosed, simultaneously with the execution of the Business Combination Agreement, Willow Lane Sponsor, LLC (the “Sponsor”) and Goodrich ILMJS LLC (the “SPV”) entered into a Transfer Agreement (the “Original Transfer Agreement”) providing that the SPV has agreed to purchase from the Sponsor, immediately prior to the closing of the Business Combination (the “Closing”), 27.5% of the 4,628,674 Class B ordinary shares of Willow Lane (the “Founder Shares”) held by the Sponsor and 27.5% of the 4,007,222 warrants to purchase Willow Lane ordinary shares held by the Sponsor, at a purchase price for all such securities (the “Transfer Securities”) equal to $1.75 per Founder Share purchased.

On April 24, 2026, the Sponsor and the SPV entered into an Amended and Restated Transfer Agreement (the “Amended and Restated Transfer Agreement”) to amend and restate the Original Transfer Agreement to provide that, among other things, such purchase shall be completed on or before the six (6) month anniversary of the Closing. Specifically, the purchase shall be effected on or before the earlier of: (i) the six (6) month anniversary of Closing; and (ii) the fifteenth (15th) calendar day after the effective date of post-Closing registration statement registering the resale of the Transfer Securities, provided that the applicable lock-up period for such Transfer Securities has also expired. Prior to the consummation of such purchase, the Transfer Securities will be placed in an escrow account administered by Continental Stock Transfer & Trust Company.

A copy of the form of the Amended and Restated Transfer Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Supplemental Disclosures to Proxy Statement

In view of the parties’ entry into the Amended and Restated Transfer Agreement, Willow Lane has determined to supplement certain information contained in the Proxy Statement (the “Supplemental Disclosures”). Except as otherwise set forth below, the information set forth in the Proxy Statement remains unchanged. Capitalized terms used but not defined herein have the meanings ascribed to them in the Proxy Statement.

The following Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

Description of the Transfer Agreement

The following updates the description of the Transfer Agreement on the cover page and pages 32 and 114 of the Proxy Statement.

Simultaneously with the execution of the Business Combination Agreement, and in connection with the execution of the Earnout Agreement, the Sponsor and the SPV entered into a Transfer Agreement, providing that the SPV shall purchase from the Sponsor, within six (6) months after the Closing, 27.5% of the 4,628,674 Founder Shares held by the Sponsor and 27.5% of the 4,007,222 warrants to purchase Willow Lane ordinary shares held by the Sponsor, at a purchase price for all such securities equal to $1.75 per Founder Share purchased.

The following updates the second bullet point under section “Interests of the Sponsor and Willow Lane’s Directors and Executive Officers in the Business Combination” or the answer to the question “Q: What interests do the Sponsor, Willow Lane’s directors and executive officers and their affiliates have in the Business Combination?” on the cover page and pages 20, 41 and 134 of the Proxy Statement.

●	The Sponsor paid $25,000, or approximately $0.005 per share, for the 4,628,674 Founder Shares, and $4,007,222, or $1.00 per Willow Lane Private Warrant, for the 4,007,222 Willow Lane Private Warrants. The Sponsor paid $25,000, or approximately $0.005 per share, for the 4,628,674 Founder Shares, and $4,007,222, or $1.00 per Willow Lane Private Warrant, for the 4,007,222 Willow Lane Private Warrants. As of the date hereof, the aggregate value of such securities is estimated to be approximately $61.51 million, assuming (i) the per share value of the 4,628,674 Founder Shares is the same as the $10.77 closing price of the Class A Ordinary Shares on Nasdaq on March 12, 2026, the Record Date, and (ii) the per warrant value of the 4,007,222 Willow Lane Private Warrants is the same as the $2.91 closing price of the Willow Lane Public Warrants on Nasdaq on March 12, 2026, the Record Date. The Sponsor is also a party to the Transfer Agreement. Pursuant to the Transfer Agreement, the SPV shall purchase from the Sponsor, within six (6) months after the Closing, 1,272,885 Founder Shares held by the Sponsor and 1,101,986 Willow Lane Private Warrants held by the Sponsor, at a purchase price for all such securities equal to $1.75 per Founder Share purchased. As a result, the Sponsor is likely to be able to recoup its investment in Willow Lane, through its sale of such securities to SPV or otherwise, and make a substantial profit on that investment, even if shares of Pubco common stock lose significant value after the Closing. This means that the Sponsor could earn a positive rate of return on its investment, even if the Public Shareholders experience a negative rate of return in Pubco;

The following updates the table under section “Consideration Received or to be Received by, and Securities Issued or to be Issued to, the Sponsor, its Affiliates and Promoters” on the cover page and pages 43, 44 and 136 of the Proxy Statement.

Entity	Interest in Securities	Other Consideration
Sponsor	At Closing, the Sponsor will hold a total of 4,628,674 shares of Pubco Class A Common Stock, which will be issued in exchange for the Founder Shares purchased by the Sponsor prior to the Willow Lane IPO for an aggregate price of $25,000 (or $0.005 per share), assuming the SPV has not consummated its purchase of 27.5% of the 4,628,674 Founder Shares at $1.75 per Founder Share. The Sponsor may, on or before the Closing of the Business Combination, distribute to its constituent members some or all of the Founder Shares and Willow Lane Private Warrants held by it in connection with applicable stock exchange listing requirements.	Pursuant to the Transfer Agreement, the SPV shall purchase from the Sponsor, within six (6) months after the Closing, 27.5% of the 4,628,674 Founder Share held by the Sponsor and 27.5% of the 4,007,222 Willow Lane Private Warrants held by the Sponsor, at a purchase price for all such securities equal to $1.75 per Founder Share purchased.

At Closing, the Sponsor will hold a total of 4,007,222 Pubco Private Warrants to purchase shares of Pubco Class A Common Stock, which will be issued in exchange for Willow Lane Private Warrants purchased by the Sponsor at the time of the Willow Lane IPO for an aggregate price of $4,007,222 (or $1.00 per warrant), assuming the SPV has not consummated its purchase of 27.5% of the 4,007,222 Willow Lane Private Warrants.

If any Working Capital Loans have been issued by the Sponsor and remain unpaid prior to Closing, up to $1,500,000 of such Working Capital Loans may be convertible into Pubco Private Warrants at the Closing, would, if not so converted, be repaid at the Closing; provided that, as of the date of this proxy statement/prospectus, there are no such Working Capital Loans outstanding.

The Sponsor and its affiliates are entitled to reimbursement for any out-of-pocket expenses incurred by them in connection with certain activities on Willow Lane’s behalf, such as identifying, investigating, negotiating and completing a business combination. If Willow Lane does not complete a business combination by the end of the Combination Period, Willow Lane may not have the cash necessary to reimburse these expenses. As of the date of this proxy statement/prospectus, none of the Sponsor or its affiliates has incurred any such expenses which would be reimbursed at the Closing.

Assuming (x) the SPV has not consummated its purchase of 27.5% of the Founder Shares or Willow Lane Private Warrants held by the Sponsor, upon the Closing, and (y) all $1,500,000 of Working Capital Loans are drawn down and converted into Working Capital Warrants of Pubco, at Closing the Sponsor will hold an aggregate of 10,135,896 shares of Pubco Class A Common Stock, consisting of (i) 4,628,674 shares of Pubco Class A Common Stock, which will be issued in exchange for the Founder Shares purchased by the Sponsor prior to the Willow Lane IPO; (ii) 4,007,222 shares of Pubco Class A Common Stock underlying the Pubco Private Warrants, which will be issued in exchange for Willow Lane Private Warrants purchased by the Sponsor at the time of the Willow Lane IPO; and (iii) 1,500,000 shares of Pubco Class A Common Stock underlying the Working Capital Warrants issuable upon conversion of the Working Capital Loans. The issuances of all of such shares of Pubco Class A Common Stock to the Sponsor are being registered pursuant to the registration statement of which this proxy statement/prospectus forms a part.

Additionally, pursuant to the Earnout Agreement, the Sponsor may earn up to 1,125,000 Sponsor Earnout Shares based on the performance of Pubco Class A Common Stock during the three-year period following the Closing. Such shares have not been registered and will be subject to certain registration rights. For more information about holders of Pubco common stock that are entitled to registration rights, see “Securities Eligible for Future Sale – Registration Rights.”

Willow Lane Directors and Officers

Directors and officers of Willow Lane hold indirect interest in the Founder Shares held directly by the Sponsor. Willow Lane’s Chief Financial Officer, George Peng, holds an indirect interest in 101,250 Founder Shares through membership interests in the Sponsor and the Treasurer and Director of Business Development, Marjorie Hernandez, holds an indirect interest in 45,000 Founder Shares through membership interests in the Sponsor. In addition, certain independent directors of Willow Lane have received for their services as a director an indirect interest in Founder Shares through membership interests in the Sponsor: Mauricio Orellana holds an indirect interest in 35,000 Founder Shares through membership interests in the Sponsor, Robert Stevens holds an indirect interest in 50,000 Founder Shares through membership interests in the Sponsor and Rayne Steinberg holds an indirect interest in 35,000 Founder Shares through membership interests in the Sponsor.

Pursuant to the Weil Consulting Agreement, Pubco has engaged B. Luke Weil, Chairman and Chief Executive Officer of Willow Lane, to provide advice as needed with respect to business strategy and corporate governance and to use his reasonable efforts to introduce Pubco to clients and investors, commencing on the first business day following the day of the Closing and agreed to grant 336,000 shares of Pubco Class A Common Stock, subject to price-based vesting from the date of the Closing.

Each of B. Luke Weil and Rayne Steinberg of Willow Lane is expected to serve as a director of Pubco after the Closing. As such, in the future, Messrs. Weil and Steinberg may receive cash or equity compensation for their services as directors of Pubco.

The following updates the definition of “Transfer Agreement” on the page 7 of the Proxy Statement.

“Transfer Agreement” means the transfer agreement between the Sponsor and SPV, entered into on September 15, 2025 and amended and restated on April 24, 2026.

The following updates the last bullet point regarding “Transfer Agreement, Earnout Agreement and Weil Consulting Agreement” on pages 32 and 114 of the Proxy Statement.

●	Transfer Agreement, Earnout Agreement and Weil Consulting Agreement. Simultaneously with the execution of the Business Combination Agreement, and in connection with the execution of the Earnout Agreement described below, the Sponsor and the SPV entered into a Transfer Agreement, which provides that the SPV shall purchase from the Sponsor, within six (6) months after the Closing, 27.5% of the 4,628,674 Class B ordinary shares of Willow Lane held by the Sponsor and 27.5% of the 4,007,222 warrants to purchase Willow Lane held by the Sponsor, at a purchase price for all such securities equal to $1.75 per Founder Share purchased.

The following updates the footnotes (4) and (5) to the table under “Post-Business Combination Beneficial Ownership Table of Pubco” on page 243 of the Proxy Statement.

	(Assuming No Redemptions by Willow Lane Shareholders)						(Assuming 100% Redemptions by Willow Lane Shareholders)
Name and Address of Beneficial Owner(1)	Shares of Class A Common Stock		% of Class	Shares of Class B Common Stock	% of Class	Voting Power	Shares of Class A Common Stock		% of Class	Shares of Class B Common Stock	% of Class	Voting Power
Directors and Officers
Andrew Karos	29,533,018	(2)	48.08%	29,533,018	100%	90.25%	29,533,018	(2)	60.54%	29,533,018	100%	93.88%
Erik Guckel	-		-	-	-	-	-		-	-	-	-
Harry Georgakopoulos	8,016,095		25.13%	-	-	2.45%	8,016,095		41.65%	-	-	2.55%
Sean Goodrich (3)(5)	2,065,385		6.48%	-	-	*	2,065,385		10.73%	-	-	*
B. Luke Weil(4)	4,628,674		14.51%	-	-	1.41%	4,628,674		24.05%	-	-	1.47%
Ryan Burke	792,500		2.48%	-	-	*	792,500		4.12%	-	-	*
Jeffrey Kleinops	-		-	-	-	-	-		-	-	-	-
All directors and officers as a group (seven individuals)	43,762,787		71.24%	29,533,018	100%	94.60%	43,762,787		89.72%	29,533,018	100%	98.41%
Other 5% Shareholders
Willow Lane Sponsor, LLC(4)	4,628,674		14.51%	-	-	1.41%	4,628,674		24.05%	-	-	1.47%
Goodrich ILMJS LLC (5)	1,577,829	(6)	4.90%	-	-	*	1,272,885	(7)	6.61%	-	-	*
Magnetar Financial LLC(8)	1,250,000		3.92%	-	-	*	1,250,000		6.49%	-	-	*
Islet Management, LP(9)	1,153,200		3.62%	-	-	*	1,153,200		5.99%	-	-	*
Daniel Gormley-Rahn	2,531,397		7.94%	-	-	0.77%	2,531,397		13.15%	-	-	0.80%
Tynan Wilke	2,109,492		6.61%	-	-	0.64%	2,109,492		10.96%	-	-	0.67%

*Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Boost Run Inc., 5 Revere Drive, Suite 200, Northbrook, IL 60062.

(2)	Consists of 29,533,018 shares of Pubco Class A Common Stock which may be issued upon the conversion of 29,533,018 shares of Pubco Class B Common Stock.

(3)	Includes 792,500 shares of Pubco Class A Common Stock which are directly held by Mr. Goodrich.

(4)	Willow Lane Sponsor, LLC, is the record holder of such securities. Mr. Weil is the sole managing member of the Sponsor and holds voting and investment discretion with respect to the shares of Pubco Class A Common Stock held of record by the Sponsor. Mr. Weil disclaims any beneficial ownership of the securities held by Willow Lane’s Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The Sponsor is attributed beneficial ownership over the 1,272,885 shares of Pubco Class A Common Stock and 1,101,986 Pubco Private Warrants which may be transferred pursuant to the Amended and Restated Transfer Agreement. Excludes (i) 4,007,222 shares of Pubco Class A Common Stock which are issuable upon the exercise of 4,007,222 Pubco Private Warrants and (ii) 336,000 shares of Pubco Class A Common Stock to Mr. Weil and/or his affiliates pursuant to the Weil Consulting Agreement.

(5)

Goodrich ILMJS LLC is attributed beneficial ownership over the 1,272,885 shares of Pubco Class A Common Stock and 1,101,986 Pubco Private Warrants which may be transferred pursuant to the Amended and Restated Transfer Agreement. Mr. Goodrich is the managing member of Goodrich ILMJS LLC and holds and holds voting and investment discretion with respect to the shares of Pubco Class A Common Stock held of record by Goodrich ILMJS LLC. Mr. Goodrich disclaims any beneficial ownership of the securities held by Goodrich ILMJS LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(6)	Includes 304,944 shares of Pubco Class A Common Stock and shares underlying 304,944 Pubco Private Warrants and excludes 797,042 shares of Pubco Class A Common Stock and shares underlying 797,042 Pubco Private Warrants from the Sponsor that the SPV may acquire pursuant to the Amended and Restated Transfer Agreement after the Closing in accordance with the terms of the Pubco Private Warrants.

(7)	Excludes 1,101,986 shares of Pubco Class A Common Stock and shares underlying 1,101,986 Pubco Private Warrants from the Sponsor that the SPV may acquire pursuant to the Amended and Restated Transfer Agreement after the Closing in accordance with the terms of the Pubco Private Warrants.

(8)	The reported position is according to a Schedule 13G filed with the SEC on January 29, 2025 by (i) Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”), (ii) Magnetar Capital Partners LP, a Delaware limited partnership (“Magnetar Capital Partners”), (iii) Supernova Management LLC, a Delaware limited liability company (“Supernova Management”), and (iv) David J. Snyderman, a citizen of the United States (“Mr. Snyderman,” collectively with Magnetar Financial, Magnetar Capital Partners and Supernova Management, the “Magnetar Parties”), in connection with Public Shares held for the following funds (collectively, the “Magnetar Funds”): (a) Magnetar Constellation Master Fund, Ltd, Magnetar Xing He Master Fund Ltd, Magnetar SC Fund Ltd, Purpose Alternative Credit Fund Ltd, all Cayman Islands exempted companies and (b) Magnetar Structured Credit Fund, LP, a Delaware limited partnership and Magnetar Alpha Star Fund LLC, Magnetar Lake Credit Fund LLC, Purpose Alternative Credit Fund-T LLC, all Delaware limited liability companies. Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Public Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The principal business address of each of the Magnetar Parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(9)	The reported position is according to a Schedule 13G filed with the SEC on December 2, 2025 by (i) Islet Management LP, organized under the laws of the State of Delaware (“Islet”) and (ii) Joseph Samuels, a citizen of the United States. Joseph Samuels is the Chief Executive Officer and Chief Investment Officer of Islet. The principal business address of each of the parties above is 590 Madison Avenue, 27th Floor, New York, New York 10022.

The following updates the description of “Transfer Agreement” under “Certain Relationships and Related Party Transactions” on page 250 of the Proxy Statement.

Transfer Agreement

On September 15, 2025, the Sponsor entered into the Transfer Agreement with the SPV. Pursuant to the Transfer Agreement, the SPV shall purchase from the Sponsor 27.5% of the 4,628,674 Founder Shares held by the Sponsor and 27.5% of the 4,007,222 warrants to purchase Willow Lane ordinary shares held by the Sponsor, at a purchase price for all such securities equal to $1.75 per Founder Share purchased, for an the aggregate purchase price of $2,227,548.75. On April 24, 2026, the Sponsor and the SPV amended and restated Transfer Agreement to provide that, among other things, such purchase shall be completed on or before the six (6) month anniversary of the Closing. Specifically, the purchase shall be effected on or before the earlier of: (i) the six (6) month anniversary of Closing; and (ii) the fifteenth (15th) calendar day after the effective date of a post-Closing registration statement registering the resale of the subject securities, provided that the applicable lock-up period for such transferred securities has also expired. Prior to the consummation of such purchase, the subject securities will be placed in an escrow account administered by Continental Stock Transfer & Trust Company.

The following updates the description of the post-Closing ownership of relevant parties on the cover page and pages 13, 33 and 98 of the Proxy Statement.

Upon the completion of the Business Combination, and assuming, among other things, that no Public Shareholders (as defined below) of Willow Lane exercise redemption rights with respect to their Public Shares (as defined below) upon completion of the Business Combination, that the SPV has completed its purchase of 1,272,885 shares of Pubco Class A Common Stock and 1,101,986 Pubco Warrants from the Sponsor at the Closing pursuant to the Amended and Restated Transfer Agreement, that no shares of Pubco Class B Common Stock are converted into shares of Pubco Class A Common Stock, and that no shares of Pubco common stock are issued pursuant to the Boost Run 2025 Incentive Award Incentive Plan, as amended from time to time, to become effective upon the Closing (the “Incentive Plan”), (i) the Public Shareholders, (ii) the Sponsor, and (iii) the Sellers and the SPV, in each case, will own approximately 39.7%, 10.5% and 49.8% of the issued and outstanding shares of Pubco common stock, respectively. Percentages may not sum to 100 percent due to rounding.

The following adds the description of the amendment to the Transfer Agreement under “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Willow Lane – Recent Developments” on page 199 of the Proxy Statement.

Amendment to Transfer Agreement

On April 24, 2026, the Sponsor and the SPV amended and restated the Transfer Agreement to provide that, among other things, such purchase shall be completed on or before the six (6) month anniversary of the Closing. Specifically, the purchase shall be effected on or before the earlier of: (i) the six (6) month anniversary of Closing; and (ii) the fifteenth (15th) calendar day after the effective date of a post-Closing registration statement registering the resale of the subject securities, provided that the applicable lock-up period for such transferred securities has also expired. Prior to the consummation of such purchase, the subject securities will be placed in an escrow account administered by Continental Stock Transfer & Trust Company.

Lock-Up Provisions

The following updates the description of “Lock-up Provisions and Agreements” under “Securities Eligible for Future Sale” on page 250 of the Proxy Statement.

Pursuant to the Letter Agreement, the Sponsor and the Willow Lane’s directors and officers have agreed not to transfer, assign or sell any of their Founder Shares and any Willow Lane Class A Ordinary Shares issued upon conversion thereof until the earlier to occur of (i) six months after the completion of the initial Business Combination or (ii) the date on which the Willow Lane completes a liquidation, merger, share exchange or other similar transaction after the initial Business Combination that results in all of the Willow Lane’s shareholders having the right to exchange their Willow Lane Class A Ordinary Shares for cash, securities or other property. Notwithstanding the foregoing, if (x) the closing price of the Willow Lane Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the initial Business Combination or (y) if Willow Lane consummates a transaction after the initial Business Combination that results in the Willow Lane’s shareholders having the right to exchange their shares for cash, securities or other property, the Founder Shares will be released from the lock-up.

Simultaneously with the execution of the Business Combination Agreement, Willow Lane, Pubco, Boost Run and the underwriter of the Willow Lane IPO, on the one hand, and the Sponsor and Willow Lane’s directors and officers, on the other hand, entered into the Insider Letter Amendment that was entered into in connection with Willow Lane’s IPO to (i) add Pubco and Boost Run as parties to the Insider Letter, (ii) revise the terms of the Insider Letter to reflect the contemplated Business Combination, including the issuance of Pubco securities in exchange for Willow Lane securities, and have Pubco assume and be assigned the rights and obligations of Willow Lane under the Insider Letter, (iii) amend the terms of the lock-up set forth in the Insider Letter to conform with the lock-up terms in the Lock-Up Agreements described above, and (iv) release from lock-up restrictions 10% of the 4,628,674 shares of Pubco common stock to be issued upon conversion of the Founder Shares pursuant to the Business Combination, subject to and contingent upon the Closing and upon approval of the Insider Letter Amendment Proposal by Willow Lane Shareholders at the Meeting.

Quorum and Votes Needed

The following updates the description of quorum on pages 19, 39 and 116 of the Proxy Statement.

A quorum of Willow Lane Shareholders is necessary to hold a valid meeting. The holders of at least one-third of the Willow Lane Ordinary Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. As of the Record Date, Willow Lane Shareholders holding 5,759,559 Willow Lane Ordinary Shares would be required to achieve a quorum at the Meeting. In addition to the Willow Lane Ordinary Shares held by the Sponsor, which represent approximately 26.79% of the issued and outstanding Willow Lane Ordinary Shares and which will count towards this quorum, Willow Lane will need only Public Shareholders holding 1,130,885 Willow Lane Ordinary Shares, or 8.94%, of the 12,650,000 Public Shares represented in person (including via the virtual meeting platform) or by proxy at the Meeting to have a valid quorum.

The following updates the description of votes needed from public shareholders on the cover page and pages 18, 19, 40 and 116 of the Proxy Statement.

The Sponsor currently holds 4,628,674 Willow Lane Class B Ordinary Shares, representing 26.79% of the issued and outstanding Willow Lane Ordinary Shares, in favor of each of the Proposals. As a result, with respect to each Proposal that require approval of Willow Lane Shareholders by an ordinary resolution, in addition to the Sponsor’s Willow Lane Ordinary Shares, Willow Lane would need only 4,010,664, or 31.70%, of the 12,650,000 Public Shares (assuming all issued and outstanding Willow Lane Ordinary Shares are voted at the Meeting), and would not need any Public Shares (assuming a minimum number of Willow Lane Ordinary Shares to achieve a quorum are voted at the Meeting), to be voted in favor of such Proposals in order to have such Proposals approved. With respect to each Proposal that requires approval of Willow Lane Shareholders by a special resolution, in addition to the Sponsor’s Willow Lane Ordinary Shares, Willow Lane would need only 6,890,443, or 54.47%, of the 12,650,000 Public Shares (assuming all issued and outstanding Willow Lane Ordinary Shares are voted at the Meeting), and would not need any Public Shares (assuming a minimum number of Willow Lane Ordinary Shares to achieve a quorum are voted at the Meeting), to be voted in favor of such Proposals in order to have such Proposals approved.

Additional Information and Where to Find It

Willow Lane, Boost Run and Pubco have filed relevant materials with the Securities and Exchange Commission (the “SEC”), including the Registration Statement on Form S-4 (the “Registration Statement”), which includes a proxy statement of Willow Lane and a prospectus in connection with Business Combination, referred to as a proxy statement/prospectus. The definitive proxy statement and other relevant documents have been mailed to shareholders of Willow Lane as of a record date established for voting on Willow Lane’s proposed Business Combination with Boost Run. SHAREHOLDERS OF WILLOW LANE AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT AND AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH WILLOW LANE’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT WILLOW LANE, BOOST RUN, PUBCO AND THE BUSINESS COMBINATION. Shareholders will be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Willow Lane Acquisition Corp., 250 West 57th Street, Suite 415, New York, NY 10107; or Boost Run, LLC, 5 Revere Drive, Suite 200 Northbrook, IL 60062.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Boost Run and the Business Combination. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, references with respect to the anticipated benefits and timing of the completion of the Business Combination and related transactions; statements about Boost Run’s new and expanded commercial relationships; statements about Boost Run’s market opportunity and the potential growth of that market; Boost Run’s strategy, outcomes and growth prospects; trends in Boost Run’s industry and markets; the competitive environment in which Boost Run operates; and the ability for Boost Run to raise funds to support its business. These statements are based on various assumptions, whether or not identified in this Form 8-K, and on the current expectations of Boost Run’s and Willow Lane’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Boost Run and Willow Lane.

These forward-looking statements (including projections) are predictions, and other statements about future events or conditions that are based on current expectations, estimates and assumptions and, as a result, are subject to risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts Boost Run’s current plans and operations as a result of the announcement and consummation of the Business Combination; the inability of the parties to recognize the anticipated benefits of the Business Combination; the ability to maintain the listing of Willow Lane’s securities on a national securities exchange; the ability to obtain or maintain the listing of the Pubco’s securities on Nasdaq following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in business, market, financial, political and legal conditions; Boost Run’s limited operating history, lack of history of operating as a public company and the rapidly evolving industry in which it operates; Boost Run’s use and reporting of business and operational metrics; uncertainties surrounding Boost Run’s business model; Boost Run’s expectations regarding future financial performance, capital requirements and unit economics; Boost Run’s competitive landscape; capital market, interest rate and currency exchange risks; Boost Run’s ability to manage growth and expand its operations; Boost Run’s ability to attract and retain additional customers and additional business from existing customers; Boost Run’s ability to secure additional data center capacity at affordable rates; Boost Run’s ability to acquire the GPUs necessary to expand its business at anticipated prices; the prices at which Boost Run will be able to sell the services it provides; Boost Run’s ability to provide reliable high compute services; Boost Run’s ability to successfully develop and sell new products and services; the risk that Boost Run’s technology and infrastructure may not operate as expected, including but not limited to as a result of significant coding, manufacturing or configuration errors; the failure to offer high quality technical support; Boost Run’s dependence on members of its senior management and its ability to attract and retain qualified personnel; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic and geopolitical environment; risks related to the marketing of Boost Run’s services to various government entities; uncertainty or changes with respect to laws and regulations; data protection or cybersecurity incidents and related regulations; disruption in the electrical power grid at or near one or more of Boost Run’s data centers; physical security breaches; supply chain disruptions; changes in tariffs or import restrictions; Boost Run’s lack of business interruption insurance; Boost Run’s ability to maintain, protect and defend its intellectual property rights; the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Willow Lane’s securities; the risk that the Business Combination may not be completed by Willow Lane’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Willow Lane; the failure to satisfy the conditions to the consummation of the Business Combination; the outcome of any legal proceedings that may be instituted against Boost Run, Willow Lane, Pubco or others following announcement of the proposed Business Combination and transactions contemplated thereby; the risk that shareholders of Willow Lane could elect to have their shares redeemed, leaving Pubco with insufficient cash to execute its business plans; past performance by Boost Run management team may not be indicative of the future performance of Pubco after the Business Combination; the risk that an active market for the securities of Pubco after the Business Combination may not develop; and those risk factors discussed in documents of Willow Lane, Boost Run and Pubco filed, or to be filed, with the SEC. If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Willow Lane nor Boost Run presently know or can anticipate or that Willow Lane and Boost Run currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Willow Lane’s, Boost Run’s and Pubco’s expectations, plans or forecasts of future events and views as of the date of this Form 8-K. Willow Lane, Boost Run and Pubco anticipate that subsequent events and developments will cause Willow Lane’s, Boost Run’s and Pubco’s assessments to change. However, while Willow Lane, Boost Run and Pubco may elect to update these forward-looking statements at some point in the future, Willow Lane, Boost Run and Pubco specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Willow Lane. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Willow Lane, Boost Run and Pubco undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

Willow Lane, Boost Run and Pubco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Willow Lane’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Willow Lane’s securities are, or will be, contained in filings with the SEC relating to the Business Combination. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Willow Lane’s shareholders in connection with the Business Combination, including the names and interests of Boost Run’s directors and executive officers, is set forth in the proxy statement/prospectus included in the Registration Statement for the Business Combination. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amended and Restated Transfer Agreement, dated as of April 24, 2026, by and between Willow Lane Sponsor, LLC and Goodrich ILMJS LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLOW LANE ACQUISITION CORP.

	By:	/s/ B. Luke Weil
	Name:	B. Luke Weil
	Title:	Chief Executive Officer
Dated: April 24, 2026